UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 August 24, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)

           New York                    001-04383            14-1387171
(State or Other Jurisdiction of    (Commission File       (IRS Employer
        Incorporation)                  Number)         Identification No.)

               233 Ballston Avenue                      12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On August 24, 2009, Espey Mfg. & Electronics Corp. issued a press release announcing its financial results for the fiscal year ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events

A. On August 24, 2009, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a first quarter cash dividend of $0.225. A copy of the press release is furnished as Exhibit
99.1 to this report.

B. Additionally, the Board of Directors of Espey Mfg. & Electronics Corp. (the "Corporation") has adopted a mandatory retirement and severance plan for the directors of the Corporation. Under the plan, directors who have attained the age of 76 are required to retire from the Board, provided that retirement may be delayed until the end of the director's term.

Directors who have retired shall be eligible to become a "director emeritus" for a maximum period of four (4) years. The actual term of a director emeritus shall be calculated on the basis of one quarter of a year for each year of service as a Board member. A director emeritus will have no vote, but will be expected to participate in meetings of the Board. If the director emeritus participates in at least 75% of the Board meetings during a calendar year, in person or by telephone, the director emeritus will be entitled to receive remuneration in the amount of the base annual director fee at the time of his or her retirement. In addition, a director emeritus will be entitled to participate in the Corporation's insurance programs offered to its employees.

An individual who has retired as a director but is an employee of the Corporation, or is otherwise receiving compensation from the Corporation under another severance contract or program will not be eligible for payment.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.          Document
-----------          ------------
99.1                 Press Release dated August 24, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2009              ESPEY MFG. & ELECTRONICS CORP.


                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer






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